Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Fourth Quarter 2019 Earnings

Scranton, PA, January 24, 2020/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three and twelve months ended December 31, 2019.  Peoples reported net income of $6.8 million, or $0.92 per share for the three months ended December 31, 2019,  a 7.0% increase when compared to $6.4 million, or $0.86 per share for the comparable period of 2018. The increase in earnings for the three months ended December 31, 2019 was the product of higher net interest income of $0.7 million due to growth of $137.7 million in our average earning assets from the year ago period and higher noninterest income of $0.7 million when comparing the three months ended December  31, 2019 to the same period in 2018,  partially offset by higher noninterest expense of $0.6 million and an increase of $0.3 million in the provision for loan losses in the 2019 period.

Net income for the twelve months ended December 31, 2019, totaled $27.5 million or $3.72 per share,  a 10.5% increase when compared to $24.9 million or $3.37 per share for 2018.  The increase in earnings in 2019 was the result of higher net interest income of $4.2 million due to our earning asset growth and higher noninterest income of $1.5 million combined with a  $0.7 million decrease in the provision for loan losses when comparing the twelve months ended December 31, 2019 to the same period in 2018. These positives were partially offset by an increase of $3.3 million in salaries and employee benefit expenses and $1.0 million in occupancy and equipment expenses in support of our growth initiative.

In addition to evaluating its results of operations in accordance with GAAP, Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results included in this release contain items, which Peoples considers non-core, namely gains and losses incurred within the investment securities portfolio and gains on the sale of other business lines. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

Core net income, which we have defined to exclude losses or gains on investment securities and gains from other nonrecurring sources, for the three months ended December 31, totaled $6.7 million and $6.4 million in 2019 and 2018, respectively. Core net income per share for the three months ended December 31, 2019 was $0.91, an increase from $0.86 for the same period in 2018. The results in 2019 exclude a pre-tax $126 thousand gain in the value of our equity investment securities portfolio.  The 2018 results for the three months ended December 31 do not include any income items considered to be non-core.

Core net income for the twelve months ended December 31, 2019 was $27.4 million or $3.71 per share, an increase of 11.0% compared to $24.7 million or $3.34 per share for the same period of 2018. Results for the twelve months ended December 31, 2019 exclude a pre-tax $132 thousand gain in the value of our equity investment securities portfolio as well as a pre-tax $23 thousand gain from the sale of investment securities. The 2018 results were impacted by a pre-tax $14 thousand gain in the value of our equity investment securities portfolio and a pre-tax gain of $291 thousand from the sale of our credit card portfolio.

NOTABLES

•	Loans, net growth of $117.2 million or 6.4% for the twelve months ended December 31, 2019.
•	Deposits grew $96.5 million or 5.1% for the twelve months ended December 31, 2019.
•	Tangible book value per share improved to $31.93 at December 31, 2019 from $28.78 at December 31, 2018, an increase of 10.9%.
•	Tax-equivalent net interest income increased $4.2 million or 5.7% to $77.2 million for the twelve months ended December 31, 2019 compared to $73.0 million for the same period in 2018.

•

Return on average assets was 1.13% and 1.17% for the three and twelve months ended December 31, 2019 compared to 1.12% respectively for both comparable periods in 2018. Return on average equity was 9.09% and 9.49% for the three and twelve months ended December 31, 2019 compared to 9.21% respectively for both the three and twelve months ended December 31, 2018.

 INCOME STATEMENT REVIEW

Calculated on a fully taxable equivalent basis (“FTE”), our tax-equivalent net interest margin for the three and twelve months ended December 31  was 3.52% and 3.58% respectively in 2019, compared to 3.63%  and 3.59% respectively for the same periods in 2018. The tax-equivalent yield on earning assets decreased 8 basis points to 4.30% during the three months ended December 31, 2019 from 4.38% during the prior year period.  The decrease in yield was primarily due to decreases in prime loan rates during the second half of 2019 driven by the current interest rate environment and action of the Federal Open Market Committee (FOMC), which affected new originations and refinancing activity, as well as existing adjustable rate loans.   For the twelve months ended December 31, 2019, the tax-equivalent yield on earning assets increased 17 basis points to 4.41% from 4.24% in the prior year period.  The increase is due to loan yields on variable rate loans re-setting higher and new originations moving higher as the FOMC was raising the federal funds rate target during 2018.  During the same periods, we experienced higher interest-bearing liability costs due to higher short-term market rates. Our cost of funds, which represents our average rate paid on total interest-bearing liabilities, increased 7 and 26 basis points to 1.06% and 1.12% respectively for the three and twelve months ended December 31, 2019 when compared to 0.99%  and 0.86% respectively for the same periods in 2018. Although the Federal Open Market Committee (FOMC) has decreased the federal funds rate target 75 basis points to a target range of 1.50% to 1.75%, the short end of the yield curve has remained elevated, resulting in slower decreases to deposit and funding costs.

Tax-equivalent net interest income for the twelve months ended December 31, increased $4.2 million or 5.7% to $77.2 million in 2019 from $73.0 million in 2018. The increase in tax equivalent net interest income was primarily due to a $112.4 million increase in average loans for the twelve months ended December 31, 2019 when compared to the same period in 2018. The tax-equivalent yield on the loan portfolio increased to 4.71% for the twelve months ended December 31, 2019, compared to 4.51% for the comparable period in 2018. Loans, net averaged $1.9 billion for the twelve months ended December 31, 2019 and $1.8 billion for the comparable period in 2018. For the twelve months ended December 31, the tax-equivalent yield on total investments decreased to 2.47% in 2019 from 2.60% in 2018. Average investments totaled $279.4 million in 2019 and $281.7 million in 2018. Average interest-bearing liabilities increased $52.5 million for the twelve months ended December 31, 2019, compared to 2018 due to growth in average deposits of $126.3 million in the period which was offset by a $73.8 million decrease in average borrowings.

The provision for loan losses totaled $3.5 million for the twelve months ended December 31, 2019 and $4.2 million for the twelve months ended December 31, 2018.  For the quarter ended December 31, the provision for loan losses was $1.4 million in 2019, an increase of $0.3 million from  $1.1 million in 2018 due to higher commercial loan charge offs.

For the twelve months ended December 31, noninterest income totaled $15.1 million in 2019, an increase of $1.4 million or 10.7% from $13.7 million in 2018.  The increased non-interest income in 2019 was driven primarily by higher fee income generated from commercial loan interest rate swap transactions which totaled $1.7 million in 2019, and gains of $0.2 million from the equity investment portfolio.  The results for 2018 include fee income from commercial loan interest rate swap transactions of $0.1 million, a gain on the sale of our credit card portfolio of $0.3 million and income of $0.4 million from the proceeds of a bank owned life insurance policy.  Increases in revenues from merchant services, fiduciary activities, and wealth management services more than offset decreases in income from mortgage banking activities. For the three months ended December 31, noninterest income totaled $3.9 million in 2019, an increase from $3.2 million in 2018. The largest increases were related to fee income from commercial loan interest rate swap transactions which was higher by $0.7 million and unrealized gains from our equity investment portfolio of $0.1 million.  Lesser increases were recognized from merchant services and fiduciary activities offset by decreases in revenue generated from wealth management services and mortgage banking.

Noninterest expense increased $3.5 million or 6.6% to $56.0 million for the twelve months ended December 31, 2019, from $52.5 million for the twelve months ended December 31, 2018. Salaries and employee benefits increased $3.3 million or 11.6%  due primarily to annual merit increases and additional staffing in support of our organic growth strategy.  Occupancy and equipment expenses increased due to our market expansion and investment in technology when comparing the twelve months ended December 31,  2019 and 2018 as those expenses increased $1.0 million or 9.3%. In addition, during the twelve months ended December 31, 2019, increases to other expenses and donations, were  more than offset by decreases in professional fees and outside services, amortization expense recognized and FDIC insurance premiums and assessments.  Noninterest expense increased $0.6 million or 4.4% to $14.0 million for the three months ended December 31, 2019, from $13.4 million for the three months ended December 31, 2018. Salaries and employee benefits increased $0.9 million or 12.5% due to annual merit increases and continued investment in our expansion. Occupancy and equipment expenses also increased due to our market expansion when comparing the three months ending December 31, 2019 and 2018 as those expenses increased $0.4 million or 15.7%.  In the other noninterest expense categories, increases in donations and other expenses were partially offset by decreases in professional fees and outside services, amortization expense and FDIC insurance and assessments.

 BALANCE SHEET REVIEW

At December 31, 2019, total assets, loans and deposits were $2.5 billion, $1.9 billion and $2.0 billion, respectively. Loans, net increased $117.2 million or 6.4% from December 31, 2018.  The growth in loans was primarily from commercial real estate and commercial and industrial loans.  Total deposits increased  $96.5 million or 5.1% from December 31, 2018 due in part to growth in commercial balances.  Non-interest bearing deposits increased $53.0 million or 12.9% while interest-bearing deposits increased $43.5 million or 3.0% during the twelve months ended December 31, 2019.  Total investments were $338.6 million at December 31, 2019, including $330.5 million securities classified as available-for-sale and $7.7 million classified as held-to-maturity.

Stockholders’ equity equaled $300.8 million or $40.71 per share at December 31, 2019, and $278.6 million or $37.66 per share at December 31, 2018. Tangible stockholders’ equity improved to $31.93 per share at December 31, 2019, from $28.78 per share at December 31, 2018. Dividends declared for the twelve months ended December 31, 2019 amounted to $1.37 per share, a 4.6% increase from 2018, representing a dividend payout ratio of 36.8%.

ASSET QUALITY REVIEW

Nonperforming assets were $10.2 million or 0.53% of loans, net and foreclosed assets at December 31, 2019, compared to $10.0 million or 0.55% of loans, net and foreclosed assets at December 31, 2018. The allowance for loan losses equaled $22.3 million or 1.15% of loans, net at December 31, 2019 compared to $21.4 million or 1.17% of loans, net, at December 31, 2018.  Loans charged-off, net of recoveries, for the twelve months ended December 31, 2019, equaled $2.6 million or 0.14% of average loans, compared to $1.8 million or 0.10% of average loans for the comparable period last year.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lebanon, Lehigh, Luzerne, Monroe, Montgomery, Northampton, Schuylkill, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 28 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.
/Contact:	MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com
Co:	Peoples Financial Services Corp.
St:	Pennsylvania
In:	Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except share and per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
	2019	2019	2019	2019	2018
Key performance data:
Per share data:
Net income	$0.92	$0.97	$0.96	$0.87	$0.86
Core net income (1)	$0.91	$0.97	$0.96	$0.87	$0.86
Cash dividends declared	$0.35	$0.34	$0.34	$0.34	$0.33
Book value	$40.71	$40.08	$39.41	$38.46	$37.66
Tangible book value (1)	$31.93	$31.27	$30.58	$29.61	$28.78
Market value:
High	$53.43	$48.38	$45.41	$46.74	$44.06
Low	$44.46	$42.90	$42.00	$40.34	$40.00
Closing	$50.35	$45.29	$44.99	$45.24	$44.06
Market capitalization	$372,010	$334,637	$332,885	$334,733	$326,002
Common shares outstanding	7,388,480	7,388,759	7,399,078	7,399,054	7,399,054
Selected ratios:
Return on average stockholders’ equity	9.09%	9.65%	9.98%	9.26%	9.21%
Core return on average stockholders’ equity (1)	8.95%	9.63%	9.97%	9.26%	9.21%
Return on average tangible stockholders’ equity	11.62%	12.40%	12.93%	12.08%	12.10%
Core return on average tangible stockholders’ equity (1)	11.45%	12.38%	12.91%	12.08%	12.10%
Return on average assets	1.13%	1.21%	1.24%	1.13%	1.12%
Core return on average assets (1)	1.11%	1.21%	1.24%	1.13%	1.12%
Stockholders’ equity to total assets	12.14%	12.48%	12.55%	12.28%	12.17%
Efficiency ratio (2)	58.99%	59.65%	61.15%	60.03%	59.42%
Nonperforming assets to loans, net, and foreclosed assets	0.53%	0.61%	0.68%	0.76%	0.55%
Net charge-offs to average loans, net	0.31%	0.05%	0.11%	0.07%	0.02%
Allowance for loan losses to loans, net	1.15%	1.19%	1.18%	1.20%	1.17%
Interest-bearing assets yield (FTE) (3)	4.30%	4.42%	4.49%	4.44%	4.38%
Cost of funds	1.06%	1.10%	1.17%	1.14%	0.99%
Net interest spread (FTE) (3)	3.24%	3.32%	3.32%	3.30%	3.39%
Net interest margin (FTE) (3)	3.52%	3.61%	3.62%	3.58%	3.63%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the federal statutory tax rate prevailing during the indicated periods of 21%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Dec 31	Dec 31
Year Ended	2019	2018
Interest income:
Interest and fees on loans:
Taxable	$82,495	$74,352
Tax-exempt	4,309	3,666
Interest and dividends on investment securities:
Taxable	4,435	3,799
Tax-exempt	1,878	2,621
Dividends	84	72
Interest on interest-bearing deposits in other banks	65	151
Interest on federal funds sold	122
Total interest income	93,388	84,661
Interest expense:
Interest on deposits	14,995	9,346
Interest on short-term borrowings	1,642	2,738
Interest on long-term debt	1,231	1,238
Total interest expense	17,868	13,322
Net interest income	75,520	71,339
Provision for loan losses	3,500	4,200
Net interest income after provision for loan losses	72,020	67,139
Noninterest income:
Service charges, fees, commissions	9,026	7,678
Merchant services income	973	809
Commissions and fees on fiduciary activities	2,087	2,036
Wealth management income	1,524	1,447
Mortgage banking income	600	627
Life insurance investment income	755	757
Net gain on investment securities	155	14
Net gains on sale of credit card loans		291
Total noninterest income	15,120	13,659
Noninterest expense:
Salaries and employee benefits expense	31,694	28,407
Net occupancy and equipment expense	11,911	10,897
Amortization of intangible assets	730	881
Other expenses	11,627	12,302
Total noninterest expense	55,962	52,487
Income before income taxes	31,178	28,311
Provision for income tax expense	3,635	3,391
Net income	$27,543	$24,920
Other comprehensive income (loss):
Unrealized gain (loss) on investment securities available-for-sale	$5,109	$(2,014)
Reclassification adjustment for gains included in net income	(23)
Change in pension liability	639	(591)
Change in derivative fair value	441	246
Income tax related to other comprehensive income (loss)	1,295	(496)
Other comprehensive income (loss), net of income taxes	4,871	(1,863)
Comprehensive income	$32,414	$23,057
Per share data:
Net income	$3.72	$3.37
Cash dividends declared	$1.37	$1.31
Average common shares outstanding	7,395,429	7,397,797

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2019	2019	2019	2019	2018
Interest income:
Interest and fees on loans:
Taxable	$20,811	$20,940	$20,641	$20,103	$19,806
Tax-exempt	1,035	1,066	1,109	1,099	1,006
Interest and dividends on investment securities available-for-sale:
Taxable	1,308	1,092	1,025	1,012	1,009
Tax-exempt	385	411	520	562	620
Dividends	24	19	22	19	21
Interest on interest-bearing deposits in other banks	15	27	15	6	20
Interest on federal funds sold	45	77
Total interest income	23,623	23,632	23,332	22,801	22,482
Interest expense:
Interest on deposits	3,905	3,966	3,713	3,411	3,211
Interest on short-term borrowings	151	83	595	813	421
Interest on long-term debt	308	347	296	280	302
Total interest expense	4,364	4,396	4,604	4,504	3,934
Net interest income	19,259	19,236	18,728	18,297	18,548
Provision for loan losses	1,400	700	350	1,050	1,050
Net interest income after provision for loan losses	17,859	18,536	18,378	17,247	17,498
Noninterest income:
Service charges, fees, commissions	2,376	2,161	2,490	1,999	1,822
Merchant services income	136	182	457	198	122
Commissions and fees on fiduciary activities	519	569	492	507	484
Wealth management income	382	395	370	377	399
Mortgage banking income	143	172	137	148	155
Life insurance investment income	188	189	192	186	189
Net gain on investment securities	126	14	14	1
Total noninterest income	3,870	3,682	4,152	3,416	3,171
Noninterest expense:
Salaries and employee benefits expense	8,006	8,056	8,037	7,595	7,116
Net occupancy and equipment expense	3,104	2,997	2,849	2,961	2,682
Amortization of intangible assets	173	183	182	192	211
Other expenses	2,681	2,843	3,361	2,742	3,364
Total noninterest expense	13,964	14,079	14,429	13,490	13,373
Income before income taxes	7,765	8,139	8,101	7,173	7,296
Income tax expense	926	991	957	761	904
Net income	$6,839	$7,148	$7,144	$6,412	$6,392
Other comprehensive income (loss):
Unrealized (loss) gain on investment securities available-for-sale	$(102)	$161	$2,611	$2,439	$2,380
Reclassification adjustment for gains included in net income			(23)
Change in pension liability	639				(591)
Change in derivative fair value	(218)	153	443	63	246
Income tax related to other comprehensive income (loss)	67	66	637	525	429
Other comprehensive income, net of income taxes	252	248	2,394	1,977	1,606
Comprehensive income	$7,091	$7,396	$9,538	$8,389	$7,998
Per share data:
Net income	$0.92	$0.97	$0.96	$0.87	$0.86
Cash dividends declared	$0.35	$0.34	$0.34	$0.34	$0.33
Average common shares outstanding	7,388,488	7,394,992	7,399,302	7,399,054	7,399,054

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2019	2019	2019	2019	2018
Net interest income:
Interest income
Loans, net:
Taxable	$20,811	$20,940	$20,641	$20,103	$19,806
Tax-exempt	1,310	1,348	1,404	1,391	1,274
Total loans, net	22,121	22,288	22,045	21,494	21,080
Investments:
Taxable	1,322	1,111	1,045	1,031	1,047
Tax-exempt	487	520	659	711	785
Total investments	1,809	1,631	1,704	1,742	1,832
Interest on interest-bearing balances in other banks	25	27	17	6	3
Federal funds sold	45	77
Total interest income	24,000	24,023	23,766	23,242	22,915
Interest expense:
Deposits	3,905	3,966	3,713	3,411	3,211
Short-term borrowings	151	83	595	813	421
Long-term debt	308	347	296	280	302
Total interest expense	4,364	4,396	4,604	4,504	3,934
Net interest income	$19,636	$19,627	$19,162	$18,738	$18,981
Loans, net:
Taxable	4.67%	4.80%	4.85%	4.79%	4.73%
Tax-exempt	3.88%	3.94%	3.96%	3.91%	3.80%
Total loans, net	4.62%	4.74%	4.78%	4.72%	4.66%
Investments:
Taxable	2.27%	2.20%	2.21%	2.25%	2.25%
Tax-exempt	2.88%	2.93%	3.20%	3.17%	3.25%
Total investments	2.41%	2.39%	2.51%	2.55%	2.60%
Interest-bearing balances with banks	1.87%	2.14%	2.67%	2.37%	2.28%
Federal funds sold	1.85%	2.14%
Total interest-bearing assets	4.30%	4.42%	4.49%	4.44%	4.38%
Interest expense:
Deposits	1.00%	1.03%	1.03%	0.96%	0.87%
Short-term borrowings	2.00%	2.62%	2.69%	2.70%	2.56%
Long-term debt	2.52%	2.61%	2.83%	3.02%	2.63%
Total interest-bearing liabilities	1.06%	1.10%	1.17%	1.14%	0.99%
Net interest spread	3.24%	3.32%	3.32%	3.30%	3.39%
Net interest margin	3.52%	3.61%	3.62%	3.58%	3.63%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
At period end	2019	2019	2019	2019	2018
Assets:
Cash and due from banks	$26,943	$35,908	$26,615	$24,364	$32,569
Interest-bearing balances in other banks	4,210	5,275	3,347	1,688	47
Federal funds sold		10,100
Investment securities:
Available-for-sale	330,478	268,823	261,665	270,384	269,682
Equity investments carried at fair value	423	297	283	292	291
Held-to-maturity	7,656	7,808	7,969	8,162	8,361
Loans held for sale	986	1,390	831		749
Loans, net	1,940,490	1,881,090	1,858,799	1,849,602	1,823,266
Less: allowance for loan losses	22,327	22,392	21,930	22,105	21,379
Net loans	1,918,163	1,858,698	1,836,869	1,827,497	1,801,887
Premises and equipment, net	47,932	47,437	46,468	44,728	38,889
Accrued interest receivable	6,987	6,655	7,303	7,211	7,115
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	1,565	1,738	1,921	2,104	2,296
Other assets	68,741	65,200	67,625	68,144	63,737
Total assets	$2,477,454	$2,372,699	$2,324,266	$2,317,944	$2,288,993
Liabilities:
Deposits:
Noninterest-bearing	$463,238	$440,582	$419,995	$432,830	$410,260
Interest-bearing	1,508,251	1,560,703	1,456,804	1,435,400	1,464,762
Total deposits	1,971,489	2,001,285	1,876,799	1,868,230	1,875,022
Short-term borrowings	152,150		82,700	109,000	86,500
Long-term debt	32,733	52,509	52,980	37,446	37,906
Accrued interest payable	1,277	1,461	1,058	878	1,195
Other liabilities	18,988	21,277	19,146	17,821	9,756
Total liabilities	2,176,637	2,076,532	2,032,683	2,033,375	2,010,379
Stockholders’ equity:
Common stock	14,777	14,778	14,798	14,798	14,798
Capital surplus	135,251	135,106	135,384	135,393	135,310
Retained earnings	153,994	149,740	145,106	140,478	136,582
Accumulated other comprehensive loss	(3,205)	(3,457)	(3,705)	(6,100)	(8,076)
Total stockholders’ equity	300,817	296,167	291,583	284,569	278,614
Total liabilities and stockholders’ equity	$2,477,454	$2,372,699	$2,324,266	$2,317,944	$2,288,993

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Average quarterly balances	2019	2019	2019	2019	2018
Assets:
Loans, net:
Taxable	$1,766,373	$1,729,741	$1,707,730	$1,701,737	$1,662,290
Tax-exempt	134,040	135,580	142,310	144,119	133,100
Total loans, net	1,900,413	1,865,321	1,850,040	1,845,856	1,795,390
Investments:
Taxable	231,079	200,444	189,265	185,696	184,345
Tax-exempt	67,208	70,381	82,565	90,961	95,698
Total investments	298,287	270,825	271,830	276,657	280,043
Interest-bearing balances with banks	5,317	5,006	2,554	1,028	523
Federal funds sold	9,629	14,267
Total interest-bearing assets	2,213,646	2,155,419	2,124,424	2,123,541	2,075,956
Other assets	192,121	193,041	190,583	187,537	186,491
Total assets	$2,405,767	$2,348,460	$2,315,007	$2,311,078	$2,262,447
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,549,978	$1,521,047	$1,449,665	$1,445,861	$1,459,155
Noninterest-bearing	459,248	445,238	426,791	406,733	403,488
Total deposits	2,009,226	1,966,285	1,876,456	1,852,594	1,862,643
Short-term borrowings	30,018	12,563	88,792	121,954	65,192
Long-term debt	48,468	52,731	41,948	37,663	45,503
Other liabilities	19,452	22,900	20,773	17,977	13,794
Total liabilities	2,107,164	2,054,479	2,027,969	2,030,188	1,987,132
Stockholders’ equity	298,603	293,981	287,038	280,890	275,315
Total liabilities and stockholders’ equity	$2,405,767	$2,348,460	$2,315,007	$2,311,078	$2,262,447

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
	2019	2019	2019	2019	2018
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$9,347	$10,657	$11,926	$12,803	$8,669
Accruing loans past due 90 days or more	430	387	341	829	923
Foreclosed assets	450	485	408	360	376
Total nonperforming assets	$10,227	$11,529	$12,675	$13,992	$9,968

Three months ended
Allowance for loan losses:
Beginning balance	$22,392	$21,930	$22,105	$21,379	$20,413
Charge-offs	1,559	308	576	374	202
Recoveries	94	70	51	50	118
Provision for loan losses	1,400	700	350	1,050	1,050
Ending balance	$22,327	$22,392	$21,930	$22,105	$21,379

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Dec 31	Sept 30	June 30	Mar 31	Dec 31
Three months ended	2019	2019	2019	2019	2018
Core net income per share:
Net income GAAP	$6,839	$7,148	$7,144	$6,412	$6,392
Adjustments:
Less: (gain) loss on investment securities	(126)	(14)	(14)	(1)
Add: (gain) loss on investment securities tax adjustment	(26)	(3)	(3)
Net income Core	$6,739	$7,137	$7,133	$6,411	$6,392
Average common shares outstanding	7,388,488	7,394,992	7,399,302	7,399,054	7,399,054
Core net income per share	$0.91	$0.97	$0.96	$0.87	$0.86
Tangible book value:
Total stockholders’ equity	$300,817	$296,167	$291,583	$284,569	$278,614
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	1,565	1,738	1,921	2,104	2,296
Total tangible stockholders’ equity	$235,882	$231,059	$226,292	$219,095	$212,948
Common shares outstanding	7,388,480	7,388,759	7,399,078	7,399,054	7,399,054
Tangible book value per share	$31.93	$31.27	$30.58	$29.61	$28.78
Core return on average stockholders’ equity:
Net income GAAP	$6,839	$7,148	$7,144	$6,412	$6,392
Adjustments:
Less: (gain) loss on investment securities	(126)	(14)	(14)	(1)
Add: (gain) loss on investment securities tax adjustment	(26)	(3)	(3)
Net income Core	$6,739	$7,137	$7,133	$6,411	$6,392
Average stockholders’ equity	$298,603	$293,981	$287,038	$280,890	$275,315
Core return on average stockholders’ equity	8.95%	9.63%	9.97%	9.26%	9.21%
Return on average tangible equity:
Net income GAAP	$6,839	$7,148	$7,144	$6,412	$6,392
Average stockholders’ equity	$298,603	$293,981	$287,038	$280,890	$275,315
Less: average intangibles	65,022	65,200	65,406	65,570	65,772
Average tangible stockholders’ equity	$233,581	$228,781	$221,632	$215,320	$209,543
Return on average tangible stockholders’ equity	11.62%	12.40%	12.93%	12.08%	12.10%
Core return on average tangible stockholders’ equity:
Net income GAAP	$6,839	$7,148	$7,144	$6,412	$6,392
Adjustments:
Less: (gain) loss on investment securities	(126)	(14)	(14)	(1)
Add: (gain) loss on investment securities tax adjustment	(26)	(3)	(3)
Net income Core	$6,739	$7,137	$7,133	$6,411	$6,392
Average stockholders’ equity	$298,603	$293,981	$287,038	$280,890	$275,315
Less: average intangibles	65,022	65,200	65,406	65,570	65,772
Average tangible stockholders’ equity	$233,581	$228,781	$221,632	$215,320	$209,543
Core return on average tangible stockholders’ equity	11.45%	12.38%	12.91%	12.08%	12.10%
Core return on average assets:
Net income GAAP	$6,839	$7,148	$7,144	$6,412	$6,392
Adjustments:
Less: (gain) loss on investment securities	(126)	(14)	(14)	(1)
Add: (gain) loss on investment securities tax adjustment	(26)	(3)	(3)
Net income Core	$6,739	$7,137	$7,133	$6,411	$6,392
Average assets	$2,405,767	$2,348,460	$2,315,007	$2,311,078	$2,262,447
Core return on average assets	1.11%	1.21%	1.24%	1.13%	1.12%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Dec 31	Dec 31
Year Ended	2019	2018
Core net income per share:
Net income GAAP	$27,543	$24,920
Adjustments:
Less: Gain on sale of business line		291
Less: Gain on investment securities	(155)	14
Add: Gain on sale of business line tax adjustment		61
Add: Gain on investment securities tax adjustment	(33)	3
Net income Core	$27,421	$24,679
Average common shares outstanding	7,395,429	7,397,797
Core net income per share	$3.71	$3.34